EXHIBIT 32.1 – 906 Certification

GENMED HOLDING CORP.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUNT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Genmed Holding Corp. (the "Company") for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Erwin R. Bouwens, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as addopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

By: /s/ Erwin R. Bouwens
Erwin R. Bouwens
Chief Executive Officer
(Principal Executive Officer)
May 23, 2011

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Genmed Holding Corp., and will be retained by Genmed Holding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.